Exhibit 99.1

Contact:
Randy Gottfried, Chief Financial Officer ir@riverbed.com Riverbed Technology, Inc. 415-247-6397	Chris Danne chris@blueshirtgroup.com The Blueshirt Group 415-217-7722

Riverbed Technology, Inc. Reports

Second Quarter 2007 Financial Results

Quarterly Revenues Increase by 199% Year-Over-Year to $54 million

Cumulative Customer Count Now Exceeds 2,500

San Francisco, CA, July 26, 2007 – Riverbed Technology, Inc. (Nasdaq: RVBD), the performance leader in wide-area data services (WDS), today released financial results for the second quarter ended June 30, 2007.

Revenues for the second quarter of 2007 were $54.0 million, which represents an increase of 199% from the second quarter of last year. Riverbed® posted GAAP net income of $3.9 million, or $0.05 per diluted share, compared to a net loss of $6.1 million, or a loss of $0.46 per share, in the second quarter of 2006. Riverbed’s second quarter of 2007 GAAP results included $7.7 million of stock-based compensation expenses and related payroll taxes.

Excluding the impact of stock-based compensation and related payroll taxes in all periods, the non-GAAP net income for the second quarter of 2007 was $11.7 million, or $0.16 per diluted share, compared to a non-GAAP net loss of $4.6 million, or $0.09 per share, in the second quarter of 2006.

“Revenues increased by 26% quarter-over-quarter and 199% year-over-year as we continue to lead the rapidly growing wide-area data services (WDS) market and strengthen our competitive position,” noted Jerry Kennelly, Riverbed president and chief executive officer. “Our technological and market leadership is evident in our fast pace of customer acquisition, as we have won over 2,500 cumulative customers since we first introduced the Steelhead product line. In a separate press release today, we also announced the extension of our technology to the laptop with our Steelhead Mobile product, opening up a new market for the company targeting the hundreds of millions of remote and mobile office workers in the world today. Our innovation and focus allows us to continue to differentiate our company and our products in the WDS market we pioneered and lead in market share.”

“Strong revenue growth and solid margins led to a 35% increase in non-GAAP net income compared to the first quarter of 2007, even as we rapidly grew our headcount to facilitate anticipated future growth,” said Randy Gottfried, Riverbed chief financial officer. “During the quarter, we generated cash from operations of $14 million and ended the quarter with $218 million in cash and short term investments.”

Conference Call Information

Riverbed will host a conference call for analysts and investors to discuss its second quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.riverbed.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter passcode 11093130. International parties can access the replay at 303-590-3000 and should enter passcode 11093130.

About Riverbed

Riverbed Technology is the performance leader in wide-area data services (WDS) solutions for companies worldwide. By enabling application performance over the wide area network (WAN) that is orders of magnitude faster than what users experience today, Riverbed is changing the way people work, and enabling a distributed workforce that can collaborate as if they were local. Additional information about Riverbed (Nasdaq: RVBD) is available at www.riverbed.com.

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to the expected demand for Riverbed’s products and services, the growth prospects of the WDS market, and statements relating to Riverbed’s ability to meet the needs of distributed organizations, grow market share or grow the market as a whole. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our distribution partners; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Riverbed’s business are set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed with the SEC on April 27, 2007, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future product, feature or related specification that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. Riverbed reserves the right to modify future product plans at any time.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Information” as well as the related tables that follow it. We anticipate disclosing forward-looking non-GAAP financial information in our conference call to discuss our second quarter results, including an estimate of non-GAAP earnings for 2007 that excludes stock-based compensation expenses related to employee stock options, purchases of common stock under our Employee Stock Purchase Plan, and related payroll taxes. We cannot readily estimate these expenses because they depend on such factors as our future stock price for purposes of computing such expenses.

A copy of this press release can be found on the investor relations page of Riverbed’s website at www.riverbed.com.

Riverbed Technology, Riverbed, Steelhead, RiOS, Interceptor, and the Riverbed logo are trademarks or registered trademarks of Riverbed Technology, Inc. All other trademarks used or mentioned herein belong to their respective owners.

Riverbed Technology, Inc.

GAAP Condensed Consolidated Statements of Operations

In thousands, except per share amounts

	Three months ended June 30		Six months ended June 30
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Revenue:
Product	$43,392	$14,030	$77,029	$24,865
Support and services	8,475	2,267	15,312	3,790
Ratable product and related support and services	2,135	1,746	4,445	3,109

Total revenue	54,002	18,043	96,786	31,764

Cost of revenue:
Cost of product	12,348	4,776	22,009	8,364
Cost of support and services	3,413	855	5,703	1,547
Cost of ratable product and related support and services	597	557	1,200	1,056

Total cost of revenue	16,358	6,188	28,912	10,967

Gross profit	37,644	11,855	67,874	20,797

Operating expenses:
Sales and marketing	20,804	11,560	37,896	19,588
Research and development	9,036	4,317	16,494	7,782
General and administrative	5,600	2,071	9,637	3,667

Total operating expenses	35,440	17,948	64,027	31,037

Operating income (loss)	2,204	(6,093)	3,847	(10,240)

Other income (expense) net	2,555	83	4,274	(19)

Income (loss) before provision for income taxes	4,759	(6,010)	8,121	(10,259)
Provision for income taxes	814	41	918	78

Net income (loss)	$3,945	$(6,051)	$7,203	$(10,337)

Net income (loss) per share, basic	$0.06	$(0.46)	$0.11	$(0.82)
Net income (loss) per share, diluted	$0.05	$(0.46)	$0.10	$(0.82)

Shares used in computing basic net income (loss) per share	68,085	13,073	66,561	12,542
Shares used in computing diluted net income (loss) per share	74,091	13,073	72,221	12,542

Stock-based compensation expense included in above:
Cost of product	$33	$—	$41	$—
Cost of support and services	620	69	992	105
Sales and marketing	3,545	668	6,286	1,133
Research and development	1,991	409	3,447	628
General and administrative	1,251	311	2,050	486

Total stock-based compensation expense	$7,440	$1,457	$12,816	$2,352

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended June 30, 2007			Six months ended June 30, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit
Total revenue	$54,002	$—	$54,002	$96,786	$—	$96,786
Total cost of revenue	16,358	(654)	15,704	28,912	(1,034)	27,878

Gross profit	$37,644	$654	$38,298	$67,874	$1,034	$68,908

Reconciliation of operating expenses:
Sales and marketing	$20,804	$(3,690)	$17,114	$37,896	$(6,431)	$31,465
Research and development	9,036	(2,078)	6,958	16,494	(3,534)	12,960
General and administrative	5,600	(1,304)	4,296	9,637	(2,103)	7,534

Total operating expenses	$35,440	$(7,072)	$28,368	$64,027	$(12,068)	$51,959

Reconciliation of operating income, net income and net income per share:
Operating income	$2,204	$7,726	$9,930	$3,847	$13,102	$16,949
Net income	$3,945	$7,726	$11,671	$7,203	$13,102	$20,305
Net income per share, basic	$0.06		$0.17	$0.11		$0.31
Net income per share, diluted	$0.05		$0.16	$0.10		$0.28
Shares used in computing basic net income per share	68,085		68,085	66,561		66,561
Shares used in computing diluted net income per share	74,091		74,091	72,221		72,221

	Stock based compensation expense (a)	Payroll Tax on Stock Option Exercises	Total	Stock based compensation expense (a)	Payroll Tax on Stock Option Exercises	Total
Reconciliation of GAAP to Non-GAAP Adjustments:
Cost of revenue	$653	$1	$654	$1,033	$1	$1,034
Sales and marketing	3,545	145	3,690	6,286	145	$6,431
Research and development	1,991	87	2,078	3,447	87	$3,534
General and administrative	1,251	53	1,304	2,050	53	$2,103

	$7,440	$286	$7,726	$12,816	$286	$13,102

Use of Non-GAAP Financial Information:

To supplement our condensed consolidated financial statements presented on a GAAP basis, Riverbed uses non-GAAP measures of operating results, net income and net income per share, which are adjusted to exclude stock-based compensation expense and payroll tax expense related to stock option exercises, and to include dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Riverbed’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for purpose of making operational decisions. In addition, these adjusted non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005 and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense and payroll taxes related to stock option exercises in order to compare our financial performance with that of other companies and between time periods.

Riverbed Technology, Inc.

GAAP to Non-GAAP Reconciliation

In thousands, except per share amounts

Unaudited

	Three months ended June 30, 2006			Six months ended June 30, 2006
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit:
Total revenue	$18,043	$—	$18,043	$31,764	$—	$31,764
Total cost of revenue	6,188	(69)	6,119	10,967	(105)	10,862

Gross profit	$11,855	$69	$11,924	$20,797	$105	$20,902

Reconciliation of operating expenses:
Sales and marketing	$11,560	$(668)	$10,892	$19,588	$(1,133)	$18,455
Research and development	4,317	(409)	3,908	7,782	(628)	7,154
General and administrative	2,071	(311)	1,760	3,667	(486)	3,181

Total operating expenses	$17,948	$(1,388)	$16,560	$31,037	$(2,247)	$28,790

Reconciliation of operating loss, net loss and net loss per share:
Operating loss	$(6,093)	$1,457	$(4,636)	$(10,240)	$2,352	$(7,888)
Net loss	$(6,051)	$1,457	$(4,594)	$(10,337)	$2,352	$(7,985)
Net loss per share, basic and diluted	$(0.46)		$(0.09)	$(0.82)		$(0.16)
Shares used in computing basic and diluted net loss per share	13,073	39,441 (a)	52,514	12,542	38,818 (a)	51,360

	Stock based compensation expense (b)	Payroll Tax on Stock Option Exercises (c)	Total	Stock based compensation expense (b)	Payroll Tax on Stock Option Exercises (c)	Total
Reconciliation of GAAP to Non-GAAP Adjustments:
Cost of revenue	$69	$—	$69	$105	$—	$105
Sales and marketing	668	—	668	1,133	—	1,133
Research and development	409	—	409	628	—	628
General and administrative	311	—	311	486	—	486

	$1,457	$—	$1,457	$2,352	$—	$2,352

(a)	Represents common shares from the conversion of convertible preferred shares as if the shares were converted as of the later of their issuance or the beginning of the applicable period. We believe investors want to give effect to the conversion for prior periods in order to compare our financial performance with that of other companies and between time periods.
(b)	Stock-based compensation is a non-cash expense accounted for in accordance with the intrinsic value method under Accounting Principles Board No. 25 through December 31, 2005 and with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R) effective January 1, 2006. While a large component of our expense, we believe investors want to exclude the effects of stock-based compensation expense and payroll taxes related to stock option exercises in order to compare our financial performance with that of other companies and between time periods.
(c)	No payroll tax expense related to employee stock option exercises was incurred during 2006.

Riverbed Technology, Inc.

Condensed Consolidated Balance Sheets

In thousands

	June 30, 2007	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$151,687	$105,330
Marketable securities	66,018	3,999
Trade receivables, net	26,105	18,148
Other receivables	2,374	118
Inventory	8,404	7,452
Prepaid expenses and other current assets	3,777	5,438

Total current assets	258,365	140,485

Fixed assets, net	10,730	7,718
Other assets	4,547	2,566

Total assets	$273,642	$150,769

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,006	$11,113
Accrued compensation and related benefits	8,343	8,285
Other accrued liabilities	7,633	2,931
Deferred revenue	21,638	16,837

Total current liabilities	46,620	39,166

Deferred revenue non-current	4,706	2,245
Other long-term liabilities	296	378

Total long-term liabilities	5,002	2,623

Stockholders’ equity:
Common stock and additional paid-in-capital	266,733	162,033
Deferred stock-based compensation	(4,524)	(5,704)
Accumulated deficit	(40,131)	(47,333)
Accumulated other comprehensive loss	(58)	(16)

Total stockholders’ equity	222,020	108,980

Total liabilities and stockholders’ equity	$273,642	$150,769

Riverbed Technology, Inc.

Condensed Consolidated Statements of Cash Flows

In thousands

	Six months ended June 30,
	2007	2006
Operating activities:
Net income (loss)	$7,203	$(10,337)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation and amortization	2,203	750
Stock-based compensation	12,816	2,352
Amortization of warrants	—	10
Revaluation of warrants to fair value	—	215
Provision of trade receivable allowances	134	129
Changes in operating assets and liabilities
(Increase) in trade receivables	(7,876)	(4,037)
(Increase) in inventory	(2,184)	(2,948)
(Increase) decrease in prepaid expenses and other assets	470	(2,926)
Increase (decrease) in accounts payable and other current liabilities	(198)	5,507
Increase in income taxes payable	779	67
Increase in deferred revenue	7,262	3,749

Net cash provided by (used in) operating activities	20,609	(7,469)
Investing activities:
Capital expenditures	(3,488)	(2,153)
Purchase of available for sale securities	(62,078)	—
Increase in other assets	(1,600)	—

Net cash used in investing activities	(67,166)	(2,153)
Financing activities:
Proceeds from issuance of convertible preferred stock, net of issuance costs	—	19,915
Proceeds from issuance of common stock, net of repurchases	5,215	156
Proceeds from follow-on public offering of common stock	87,681	—
Payments of debt	—	(625)

Net cash provided by financing activities	92,896	19,446
Effect of exchange rate changes on cash and cash equivalents	18	12

Net increase in cash and cash equivalents	46,357	9,836
Cash and cash equivalents at beginning of period	105,330	10,410

Cash and cash equivalents at end of period	$151,687	$20,246